UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): September 29, 2008

MORGAN STANLEY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1585 Broadway, New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

Securities Purchase Agreement

As previously announced, on September 29, 2008, Morgan Stanley (the
“Company”) entered into a Securities Purchase Agreement, dated as of September 29, 2008, by and between the Company and Mitsubishi UFJ Financial Group, Inc. (“MUFG”), pursuant to which, among other things, the Company agreed to issue and sell to MUFG, and MUFG agreed to purchase, for an aggregate purchase price of $9,000,000,000, (i) 6,045,750 shares of a newly created series of preferred stock designated the 10% Series B Non-Cumulative Non-Voting
Perpetual Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred
Stock”), at a purchase price of $1,000.00 per share and (ii) 117,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $25.25 per share. On October 3, 2008, the Company and MUFG entered into an amendment to the
Securities Purchase Agreement, dated as of September 29, 2008 (as amended, the “Securities
Purchase Agreement”), pursuant to which the Company and MUFG amended the closing condition set forth in Section 3.3(c) thereof and finalized the terms of certain exhibits thereto.

The Company and MUFG have also agreed to discuss and negotiate definitive documentation relating to the establishment of a global strategic alliance, with particular focus on corporate and investment banking. The Company and MUFG are targeting June 30, 2009 as the date by which such definitive documents will be executed.

Completion of the sale transaction (the “Closing”) is subject to customary closing conditions, including the receipt of certain required governmental and regulatory approvals. In connection with the Closing, the parties have agreed to enter into an Investor Agreement and a
Registration Rights Agreement, in each case substantially in the form attached as Exhibit B and
Exhibit C, respectively, to the Securities Purchase Agreement.

Series B Preferred Stock

The terms, rights, obligations, and preferences of the Series B Preferred Stock are set forth in the Certificate of Designations (the “Preferred Stock CoD”) in the form attached as
Exhibit A to the Securities Purchase Agreement, and will be filed with the Secretary of State of the State of Delaware prior to the Closing. Dividends on the Series B Preferred Stock are
payable, on a non-cumulative basis, as and if declared by the Board of Directors of the Company
(the “Board”), in cash, at the rate per annum of 10% of the liquidation preference of $1,000 per share. Declared dividends on the Series B Preferred Stock will be payable quarterly, in arrears, on each January 15, April 15, July 15 and October 15, commencing on January 15, 2009. The
Company is prohibited from paying any dividend with respect to shares of Common Stock or other junior securities or repurchasing or redeeming any shares of Common Stock or other junior securities in any quarter unless full dividends are paid on the Series B Preferred Stock in such quarter.

One-half of the Series B Preferred Stock, subject to certain ownership limits on
MUFG and its affiliates, will mandatorily convert into Common Stock when, at any time on and after the first anniversary of the Closing, the market price of the Common Stock exceeds one-

hundred fifty percent (150%) of the Conversion Price (as defined below) for twenty (20) trading days within any period of thirty (30) consecutive trading days beginning after such first anniversary. The remainder of the Series B Preferred Stock will mandatorily convert on the same basis following the second anniversary of the Closing. Each share of Series B Preferred
Stock is convertible into 32 shares of Common Stock (the “Conversion Rate”), subject to customary anti-dilution adjustments. The Conversion Rate also will be adjusted upon the occurrence of certain make-whole merger or acquisition transactions and fundamental changes.
The “Conversion Price” is $1,000 divided by the Conversion Rate, for an initial Conversion
Price of $31.25 per share of Common Stock.

Shares of the Series B Preferred Stock are also convertible at the option of the holder into a number of shares of Common Stock equal to the Conversion Rate.

The Series B Preferred Stock is neither redeemable by the Company nor by
MUFG. Holders of the Series B Preferred Stock and other voting preferred stock will be entitled to vote for the election of two additional members of the Board if dividends have not been declared and paid for the equivalent of six or more quarters, whether or not consecutive. These voting rights will continue until dividends on the Series B Preferred Stock have been fully paid for at least four quarters. Other than the aforementioned rights, holders of the Series B Preferred
Stock do not have any voting rights, including the right to elect any directors, other than limited voting rights with respect to matters affecting the rights and privileges of the Series B Preferred
Stock.

Investor Agreement

Under the Investor Agreement, the Company agrees to take all lawful action to cause one of MUFG’s senior officers or directors to be a member of the Board and also grants MUFG the right to one Board observer, in each case, for so long as MUFG beneficially owns at least 10% of the outstanding Common Stock on a fully diluted basis. Subject to limited exceptions, the Series B Preferred Stock and Common Stock sold to MUFG under the Securities
Purchase Agreement may not be transferred, and exposure to the Common Stock (including
Common Stock issuable upon conversion of the Series B Preferred Stock) may not be hedged, for a period of one year after the issuance. Thereafter, subject to limited exceptions, MUFG may not transfer such Series B Preferred Stock or Common Stock, or hedge its exposure to the
Common Stock (including Common Stock issuable upon conversion of the Series B Preferred
Stock), in one transaction or a series of transactions, having an aggregate value exceeding $2.5 billion in any three month period until the third anniversary of the Closing. Subject to certain exceptions, MUFG may not knowingly offer, sell, pledge or otherwise transfer the Series B
Preferred Stock or Common Stock to any person if the transfer would result in such person beneficially owning in excess of 5% of the then outstanding shares of Common Stock.
Furthermore, until the earlier of the fifth anniversary of the date of the Closing or the date on which MUFG ceases to hold at least 10% of the outstanding Common Stock on a fully diluted basis, MUFG is subject to certain customary standstill restrictions limiting or prohibiting, among other things, the acquisition of additional shares of Common Stock, making or proposing a merger or change of control transaction, soliciting proxies or supporting any other person or group seeking to engage in any of the foregoing.

Under the Investor Agreement, for a period of 30 months following the date of the
Closing, subject to earlier termination under certain circumstances, the Company grants MUFG customary preemptive rights on offerings of Securities resulting in proceeds equal to or exceeding $500,000,000.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company agrees to grant
MUFG five demand registrations (one of which may be a shelf registration) with respect to the
Common Stock purchased by MUFG at the Closing and the Common Stock into which the
Series B Preferred Stock purchased by MUFG at the Closing may be converted. Such registration rights apply only to demands of at least $500,000,000 and are not available until after the first anniversary of the Closing.

The descriptions of the Securities Purchase Agreement, the Preferred Stock CoD
and the terms of the Series B Preferred Stock, the Investor Agreement and the Registration
Rights Agreement contained in this Item 1.01 are summaries and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement attached as Exhibit 10.1 hereto, the form of Preferred Stock CoD attached as Exhibit A to the Securities Purchase Agreement, the
form of Investor Agreement attached as Exhibit B to the Securities Purchase Agreement, and the
form of Registration Rights Agreement attached as Exhibit C to the Securities Purchase Agreement, each of which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The issuance and sale of the Common Stock and the Series B Preferred Stock is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the
Securities Act of 1933. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock or the Series B Preferred Stock and has not
offered securities to the public in connection with this issuance and sale.

Item 3.03	Material Modification to Rights of Security Holders

Pursuant to the Securities Purchase Agreement, the Company will issue 6,045,750 shares of its Series B Preferred Stock, the terms of which are more fully described in the
Preferred Stock CoD, which will be filed with the Secretary of State of the State of Delaware prior to the Closing. The holders of the Series B Preferred Stock will have preferential dividend and liquidation rights over the holders of the Common Stock. The applicable terms and preferences attached to the Series B Preferred Stock are more fully described in Item 1.01 above, and are contained in the Preferred Stock CoD.

The above summary is qualified in its entirety by reference to the Preferred Stock
CoD, the form of which is attached as Exhibit A to the Securities Purchase Agreement attached hereto as Exhibit 10.1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 hereof with respect to the Preferred Stock
CoD is incorporated herein by reference.

Prior to the Closing, Company will file the Preferred Stock CoD with the
Secretary of State of the State of Delaware for the purpose of amending its Amended and
Restated Certificate of Incorporation to establish the terms, rights, obligations and preferences of the Series B Preferred Stock. The Preferred Stock CoD will become effective with the Delaware
Secretary of State upon filing. This description is qualified in its entirety by reference to the
Preferred Stock CoD, the form of which is attached as Exhibit A to the Securities Purchase
Agreement attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

10.1	Securities Purchase Agreement by and between the Company and Mitsubishi UFJ
Financial Group, Inc., dated as of September 29, 2008, and the amendment thereto entered into on October 3, 2008, including the form of Certificate of
Designations of the Series B Preferred Stock as Exhibit A thereto, the form of
Investor Agreement as Exhibit B thereto, and the form of Registration Rights
Agreement as Exhibit C thereto.

.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date: October 3, 2008	By:	/s/ Martin M. Cohen
Martin M. Cohen
Assistant Secretary and Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Securities Purchase Agreement by and between the Company and Mitsubishi UFJ
Financial Group, Inc., dated as of September 29, 2008, and the amendment thereto entered into on October 3, 2008, including the form of Certificate of
Designations of the Series B Preferred Stock as Exhibit A thereto, the form of
Investor Agreement as Exhibit B thereto, and the form of Registration Rights
Agreement as Exhibit C thereto.